                                                                    EXHIBIT 99.1

[WEATHERFORD LOGO]                                                  NEWS RELEASE


                    WEATHERFORD REPORTS SECOND QUARTER INCOME
              FROM CONTINUING OPERATIONS OF $0.40 PER DILUTED SHARE
      (EXCLUDING GAIN ON SALE OF UNIVERSAL COMMON STOCK OF $0.17 PER SHARE)

              LED BY GROWTH IN THE EASTERN HEMISPHERE AND THE U.S.

HOUSTON, July 22, 2004 - - Weatherford International Ltd. (NYSE: WFT) today reported 2004 second quarter diluted earnings per share from continuing operations of $0.57 on income from continuing operations of $81.0 million. Second quarter results include a gain of $25.3 million, or $0.17 per diluted share, relating to the sale of three million shares of Universal Compression Holdings, Inc.'s common stock.

Excluding the gain on sale of common stock, second quarter income from continuing operations was $0.40 per diluted share, an increase over the prior quarter diluted earnings per share of $0.38.

Revenues for the second quarter were $742.2 million, 20 percent higher than the $616.2 million reported last year. Operating income was $92.0 million for the quarter, 33 percent higher than the second quarter 2003 operating income, excluding severance and the company's portion of Universal Compression's debt restructuring charge.

In the first six months of 2004, revenues were $1.5 billion, and income from continuing operations was $109.3 million, or $0.78 per diluted share, before the gain on sale of Universal common stock. In 2003, reported revenues for the first six months were $1.2 billion, and income from continuing operations before non-recurring expenses was $75.3 million, or $0.59 per diluted share.

The company's second quarter revenues improved $29.5 million, or 4 percent, sequentially. All regions contributed to the growth, with the most significant improvements occurring in the Eastern Hemisphere and Latin America, where revenues increased 7 percent and 8 percent, respectively. Despite a 15 percent North American rig count decline, sequential revenues increased slightly, with a 17 percent gain in the United States. This gain was largely offset by the seasonal decline in Canada.

DRILLING SERVICES

Revenues for the quarter were $424.9 million, more than 5 percent above the prior quarter's record level revenues. The Eastern Hemisphere, in spite of weak activity in the North Sea, led international revenue improvements. In North America, strong sequential revenue gains in the

United States more than offset the severe seasonal decline in Canada. On a product line basis, both drilling methods and intervention services improved over 10% sequentially.

Operating income of $87.0 million was 13 percent higher than the preceding quarter, reflecting strong revenue growth coupled with benefits from supply chain initiatives.

PRODUCTION SYSTEMS

Second quarter revenues of $317.3 million were 3 percent higher than the prior quarter, led by a 19 percent increase in production optimization revenues. From a geographic perspective, Eastern Hemisphere and Latin America sequential revenue growth were 12 percent and 16 percent, respectively. The seasonal decline in Canada was offset in part by a 16 percent gain in the United States, causing a slight decrease in sequential North American revenues. The current quarter's operating income of $31.3 million decreased 14 percent compared to the first quarter of 2004, essentially due to the Canadian seasonal activity decline.

GAIN ON SALE OF UNIVERSAL SHARES

The company sold three million shares of Universal Compression common stock for net proceeds of $90.0 million. There was no tax effect associated with the disposition. A gain of $25.3 million, or $0.17 cents per diluted share, was recognized.

DISCONTINUED OPERATIONS

The company is disposing of its non-core GSI compression fabrication business. The results of operations of this business for the current and prior periods are reflected as discontinued operations, net of taxes. For the three months ended June 30, 2004, the loss per diluted share from discontinued operations of $0.05 includes a loss from operations of $2.2 million, or $0.01 per diluted share, and a non-cash write down of $5.2 million, or $0.04 cents per diluted share.

CONFERENCE CALL

The Company will host a conference call with financial analysts to discuss the second quarter 2004 results on July 22, at 9:00 a.m. (CDT). The Company invites investors to listen to a play back of the conference call at the Company's website, www.weatherford.com in the "investor relations" section. Further, the "investor relations/financial information" section of the Company's website includes a disclosure and reconciliation of non-GAAP financial measures that are used in this release and that may be used periodically by management when discussing the Company's financial results with investors and analysts.

Weatherford is one of the largest global providers of innovative mechanical solutions, technology and services for the drilling and production sectors of the oil and gas industry.

Weatherford operates in over 100 countries and employs approximately 17,000 people worldwide.

                                      # # #


Contact:    Lisa W. Rodriguez         (713) 693-4746
            Chief Financial Officer

            Andrew P. Becnel          (713) 693-4136
            Vice President-Finance

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Weatherford's prospects for its operations and the successful integration of the plan of restructuring, all of which are subject to certain risks, uncertainties and assumptions. These risks and uncertainties, which are more fully described in Weatherford International Ltd.'s reports and registration statements filed with the SEC, include the impact of oil and natural gas prices and worldwide economic conditions on drilling activity, the demand for and pricing of Weatherford's products and services, domestic and international economic and regulatory conditions and changes in tax and other laws affecting our business. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated.

                         WEATHERFORD INTERNATIONAL LTD.
                   Consolidated Condensed Statements of Income
                      (In 000's, Except Per Share Amounts)

                                                                  Three Months                       Six Months
                                                                 Ended June 30,                     Ended June 30,
                                                           ---------------------------       -----------------------------
                                                             2004             2003              2004              2003
                                                           ---------       -----------       -----------       -----------
                                                                            (Restated)                          (Restated)
Net Revenues:
       Drilling Services                                   $ 424,912       $   362,044       $   828,631       $   707,720
       Production Systems                                    317,276           254,150           626,197           496,251
                                                           ---------       -----------       -----------       -----------
                                                             742,188           616,194         1,454,828         1,203,971
                                                           ---------       -----------       -----------       -----------
Operating Income (Expense):
       Drilling Services                                      86,950            65,543           163,646           129,818
       Production Systems                                     31,254            30,116            67,536            61,941
       Research and Development                              (20,021)          (21,917)          (39,274)          (41,859)
       Equity in Earnings                                      6,025               302            11,278             4,864
       Non-recurring Expense                                      --            (7,710)               --            (7,710)
       Corporate Expenses                                    (12,186)           (9,694)          (23,554)          (19,520)
                                                           ---------       -----------       -----------       -----------
                                                              92,022            56,640           179,632           127,534
Other Income (Expense):
       Gain on Sale of Universal Common Stock                 25,280                --            25,280                --
       Other, Net                                             (1,251)            5,631              (623)            3,147
       Interest Expense, Net                                 (15,054)          (20,874)          (30,728)          (41,579)
                                                           ---------       -----------       -----------       -----------
Income from Continuing Operations Before Income Taxes        100,997            41,397           173,561            89,102
Provision for Income Taxes                                   (19,965)          (11,001)          (39,029)          (23,973)
                                                           ---------       -----------       -----------       -----------
Income from Continuing Operations                             81,032            30,396           134,532            65,129
Loss from Discontinued Operations, Net of Taxes               (7,143)           (1,823)           (8,038)           (3,026)
                                                           ---------       -----------       -----------       -----------
Net Income                                                 $  73,889       $    28,573       $   126,494       $    62,103
                                                           =========       ===========       ===========       ===========
Basic Earnings Per Share:
    Income from Continuing Operations                      $    0.61       $      0.25       $      1.01       $      0.54
    Loss from Discontinued Operations                          (0.05)            (0.01)            (0.06)            (0.03)
                                                           ---------       -----------       -----------       -----------
    Net Income                                             $    0.56       $      0.24       $      0.95       $      0.51
                                                           =========       ===========       ===========       ===========
Diluted Earnings Per Share:
    Income from Continuing Operations                      $    0.57       $      0.24       $      0.95       $      0.51
    Loss from Discontinued Operations                          (0.05)            (0.02)            (0.05)            (0.02)
                                                           ---------       -----------       -----------       -----------
    Net Income                                             $    0.52       $      0.22       $      0.90       $      0.49
                                                           =========       ===========       ===========       ===========
Weighted Average Shares Outstanding:
    Basic                                                    133,107           121,471           132,710           121,328
    Diluted                                                  147,597           127,409           147,273           127,039

                         WEATHERFORD INTERNATIONAL LTD.
                            Supplemental Information
                                   (In 000's)

                                                       Three Months                             Six Months
                                                      Ended June 30,                           Ended June 30,
                                               -----------------------------           -------------------------------
                                                 2004                2003                2004                  2003
                                               --------           ----------           ----------           ----------
                                                                  (Restated)                                (Restated)
Geographic Revenues:
    Eastern Hemisphere                         $280,293           $  246,126           $  543,074           $  480,522
    United States                               281,239              213,998              521,295              413,308
    Canada                                      108,670               94,672              251,719              203,280
    Latin America                                71,986               61,398              138,740              106,861
                                               --------           ----------           ----------           ----------
                                               $742,188           $  616,194           $1,454,828           $1,203,971
                                               ========           ==========           ==========           ==========
Depreciation and Amortization:
    Drilling Services                          $ 45,046           $   43,343           $   89,935           $   85,768
    Production Systems                           16,297               12,122               32,072               23,918
    Research and Development                      1,131                1,382                2,308                2,667
    Other                                           628                  919                1,212                1,647
                                               --------           ----------           ----------           ----------
                                               $ 63,102           $   57,766           $  125,527           $  114,000
                                               ========           ==========           ==========           ==========
Research and Development:
    Drilling Services                          $  9,815           $   10,889              $19,629           $   20,985
    Production Systems                           10,206               11,028               19,645               20,874
                                               --------           ----------           ----------           ----------
                                               $ 20,021           $   21,917           $   39,274           $   41,859
                                               ========           ==========           ==========           ==========

                       SELECTED BALANCE SHEET INFORMATION
                                   (In 000's)

                                                June 30,         December 31,
                                                  2004               2003
                                               ----------         ----------
                                                                  (Restated)
Cash                                           $   59,780         $   56,082
Accounts Receivable, Net                          571,696            556,306
Inventories                                       643,874            616,748
Accounts Payable                                  204,980            234,599
Short-Term Borrowings and Long-Term Debt        1,460,292          1,586,953


                      SUPPLEMENTAL PRODUCT LINE INFORMATION
                       (REVENUE AS A % OF DIVISION TOTAL)

                                                     Three Months Ended
                                                 --------------------------
                                                 June 30,           March 31,
                                                  2004                2004
                                                 ------              ------
Drilling Services:
    Drilling Methods                               21.6%               20.7%
    Drilling Tools                                 23.0%               24.3%
    Well Construction                              36.6%               37.1%
    Intervention Services                          18.8%               17.9%
                                                 ------              ------
                                                  100.0%              100.0%
Production Systems:
    Completion Systems                             33.8%               36.2%
    Artificial Lift Systems                        52.1%               51.6%
    Production Optimization                        14.1%               12.2%
                                                 ------              ------
                                                  100.0%              100.0%

                         WEATHERFORD INTERNATIONAL LTD.
             Historical Consolidated Condensed Statements of Income
                      Restated for Discontinued Operations
                      (In 000's, Except Per Share Amounts)

                                                                                Three Months Ended
                                                          -----------------------------------------------------------------
                                                          3/31/2004    12/31/2003     9/30/2003     6/30/2003     3/31/2003
                                                          ---------    ----------     ---------     ---------     ---------
Net Revenues:
         Drilling Services                                $ 403,719     $ 402,525     $ 383,359     $ 362,044     $ 345,676
         Production Systems                                 308,921       307,890       264,289       254,150       242,101
                                                          ---------     ---------     ---------     ---------     ---------
                                                            712,640       710,415       647,648       616,194       587,777
                                                          ---------     ---------     ---------     ---------     ---------
Operating Income (Expense):
         Drilling Services                                   76,696        74,712        76,044        65,543        64,275
         Production Systems                                  36,282        33,119        27,511        30,116        31,825
         Research and Development                           (19,253)      (20,138)      (19,966)      (21,917)      (19,942)
         Equity in Earnings                                   5,253         4,444         5,639           302         4,562
         Corporate Expenses                                 (11,368)      (10,754)      (11,928)       (9,694)       (9,826)
         Non-recurring Expense                                   --            --            --        (7,710)           --
                                                          ---------     ---------     ---------     ---------     ---------
                                                             87,610        81,383        77,300        56,640        70,894
Other Income (Expense):
         Other, Net                                             628         1,464         3,199         5,631        (2,484)
         Interest Expense, Net                              (15,674)      (15,795)      (17,164)      (20,874)      (20,705)
         Charge Related to the Redemption of Debentures          --            --       (20,911)           --            --
                                                          ---------     ---------     ---------     ---------     ---------
Income from Continuing Operations Before Income Taxes        72,564        67,052        42,424        41,397        47,705
Provision for Income Taxes                                  (19,064)      (17,680)      (17,001)      (11,001)      (12,972)
Benefit for Income Taxes, Related to
   the Redemption of Debentures                                  --            --         7,319            --            --
                                                          ---------     ---------     ---------     ---------     ---------
Income from Continuing Operations                            53,500        49,372        32,742        30,396        34,733
Loss from Discontinued Operations, Net of Taxes                (895)         (535)         (330)       (1,823)       (1,203)
                                                          ---------     ---------     ---------     ---------     ---------
Net Income                                                $  52,605     $  48,837     $  32,412     $  28,573     $  33,530
                                                          =========     =========     =========     =========     =========
Basic Earnings Per Share:
      Income from Continuing Operations                   $    0.40     $    0.37     $    0.25     $    0.25     $    0.29
      Loss from Discontinued Operations                       (0.00)        (0.00)        (0.00)        (0.01)        (0.01)
                                                          ---------     ---------     ---------     ---------     ---------
      Net Income                                          $    0.40     $    0.37     $    0.25     $    0.24     $    0.28
                                                          =========     =========     =========     =========     =========
Diluted Earnings Per Share:
      Income from Continuing Operations                   $    0.38     $    0.36     $    0.24     $    0.24     $    0.27
      Loss from Discontinued Operations                       (0.00)        (0.00)        (0.00)        (0.02)        (0.00)
                                                          ---------     ---------     ---------     ---------     ---------
      Net Income                                          $    0.38     $    0.36     $    0.24     $    0.22     $    0.27
                                                          =========     =========     =========     =========     =========
Weighted Average Shares Outstanding:
      Basic                                                 132,312       131,845       131,596       121,471       121,185
      Diluted                                               146,950       145,444       136,465       127,409       126,523

                         WEATHERFORD INTERNATIONAL LTD.
                       Historical Supplemental Information
                      Restated for Discontinued Operations

                                   (In 000's)

                                                                       Three Months Ended
                                          -----------------------------------------------------------------------------
                                          3/31/2004        12/31/2003       9/30/2003        6/30/2003        3/31/2003
                                          ---------        ----------       ---------        ---------        ---------
Geographic Revenues:
      Eastern Hemisphere                   $262,781         $283,374         $253,853         $246,126         $234,396
      United States                         240,056          222,791          219,222          213,998          199,310
      Canada                                143,049          132,017          107,265           94,672          108,608
      Latin America                          66,754           72,233           67,308           61,398           45,463
                                           --------         --------         --------         --------         --------
                                           $712,640         $710,415         $647,648         $616,194         $587,777
                                           ========         ========         ========         ========         ========
Depreciation and Amortization:
      Drilling Services                    $ 44,889         $ 42,803         $ 43,266         $ 43,343         $ 42,425
      Production Systems                     15,775           16,059           13,445           12,122           11,796
      Research and Development                1,177              681            1,291            1,382            1,285
      Other                                     584              385              487              919              728
                                           --------         --------         --------         --------         --------
                                           $ 62,425         $ 59,928         $ 58,489         $ 57,766         $ 56,234
                                           ========         ========         ========         ========         ========
Research and Development:
      Drilling Services                    $  9,814         $ 10,708         $ 10,252         $ 10,889         $ 10,096
      Production Systems                      9,439            9,430            9,714           11,028            9,846
                                           --------         --------         --------         --------         --------
                                           $ 19,253         $ 20,138         $ 19,966         $ 21,917         $ 19,942
                                           ========         ========         ========         ========         ========